 Account #:  0

 (Not necessary to fill out if Special Overdraft)

Special Overdraft • Overdraft Agreement Partial Change Agreement

Special Overdraft (Utilizing Market Interest) • Overdraft Agreement Linked to Market Interest Partial Change Agreement

[Revenue Stamp:  Mizuho Line One Payment System:  Special Overdraft ¥200]

 June 30, 2009

Mizuho Bank, Inc.

Self:         Isao Kamijo, Representative Director
Staar Japan, Inc.
1-5-2 Irifune, Urayasu, Chiba  279-0012
 [Loan Transaction Stamp]

I hereby agree to change a part of Special Overdraft Agreement, Special Overdraft Agreement (for Market Interest Usage) as well as Overdraft Agreement (or Overdraft Account Agreement as well as related Agreements • One-time Payment System Overdraft Agreement • Overdraft Account Agreement Linked to Market Interest Agreement) (hereafter “Original Agreement”) as follows.  The other clauses will comply with the respective clauses in the Original Agreement.

	Clause to be Changed	~~¥400,000,000~~ Original Contract	¥300,000,000 [handwriting] Contract After Change
O	Overdraft Limit	¥400,000,000	¥300,000,000
	Expiration
	Automatic Extension Agreement
Despite the existence of an automatic extension agreement of expiration based on the existing agreement, unless I or your bank requests cancelation in writing before the date of expiration after the change, the transaction period will be further extended [     ] years and will be treated as the same thereafter.

(Request)

•	Mark “O” in the column to the left of the clause to be changed and fill out the agreement before and after the change.

•	Regarding the automatic extension column, fill out the period in the applicable space after change (example: [ 1 ] years.)

(For Bank Use Only)

• When canceling the automatic extension agreement, receive “overdraft agreement partial change agreement (for cancelation of automatic extension of expiration.)” (3605Y009).

File	Reference	Receipt
3603&181 “Overdraft Agreement Partial Change Agreement”  J09.03

Print #:  ZAF AH-BYTQ7-CKG37-CAYGO-V7XKR-B

Change of Interest Rate Agreement (For Base Interest Change • For Change of Added Margin Change for Linked Loan)

Mizuho Bank

 June 30, 2009

Phone:                      047-390-7301
Address:                      1-5-2 Irifune, Urayasu, Chiba Pref. 279-0012
Debtor:                      Staar Japan, Inc.
Isamu Kamijo, Representative Director[Loan Transaction Stamp]

Phone:
Address:
Co-signer:

I (my company) hereby acknowledge on October 31, 2007 that the base interest or added margin (or both) regarding the liabilities of borrowed money based on [  ] promissory note [  ] I.O.U. [x] Special overdraft agreement [  ] overdraft account agreement  (hereafter contract deed) is as follows.  Also, [I] agree that the each clause of the special agreement regarding the linked interest implementation attached separately will continue to be applied for the method of changing loan interest.

If the liabilities of borrowed money is a method of equal principal and interest payments, [I] agree to the change of payment amounts of principal and interest on the day of each payment date according to the change in interest rate.

*
Interest Rate Before Change	Interest Rate After Change	Date of Execution
Annual 1.475% **Rate with 0.000% per year added on the base interest rate	Annual 2.6% **Rate with 0.000% per year added on the base interest rate	June 30, 2009
**Base Interest Rate
[ ] Short-term Prime Rate
[ ] Long-term Lending Rate Linked to Short-Term Prime Rate (within 3 years)
[ ] Long-term Lending Rate Linked to Short-Term Prime Rate (over 3 years)
[ ] MHCB Long-Term Prime Rate
**Base Interest Rate [ ] Short-term Prime Rate [ ] Long-term Lending Rate Linked to Short-Term Prime Rate (within 3 years) [ ] Long-term Lending Rate Linked to Short-Term Prime Rate (over 3 years)

Interest rate after change will be applied on the day after interest payment date following the date of execution.

* When only changing the added margin and not changing the base interest rate, mark “O” in the above space and fill out the total interest rate and added margin please.  When changing the base interest rate, mark “O” on both upper row and lower row, fill out the interest rate and added margin, and mark “O”  in the applicable space of base interest.

**Definitions of above interest rates are as follows:

1.	“Short-term Prime Rate” refers to the short-term loan prime rate published by Mizuho Bank, Inc. (hereafter Bank).

2.
“Long-term Lending Rate Linked to Short-Term Prime Rate (Within 3 years) refers to what’s applicable of a loan with a agreement period of less than three years within the long-term lending prime rate linked to the short-term loan prime rate published by the bank.

3.
“Long-term Lending Rate Linked to Short-Term Prime Rate (over 3 years) refers to what’s applicable of a loan with a agreement period of more than three years within the long-term lending prime rate linked to the short-term loan prime rate published by the bank.

4.	“MHCB Long-term Prime Rate” refers to base interest on the loan linked to the long-term lending prime rate published by Mizuho Corporate Bank, Inc.

(Note) Please mark “O” on the applicable [  ]

[Bank Usage Only]

Account Code	Ringi (Consensus) #	Decision #	Loan #	Promissory Note Expiration	File	Refer.	Receipt.
1013912	0900240	50001

3601Y425 “Change of Interest Rate Agreement (For Base Interest Change • Change of Added Margin for Linked Loan)” (3Y) 05

Print #:  K62JE GT5Q3-Q5KWU-WTNH47-U9D5T-2